                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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         | |  Filed by a Party other than the Registrant
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         | |  Preliminary Proxy Statement
         | |  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         |X|  Definitive Proxy Statement
         | |  Definitive Additional Materials
         | |  Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                               Elecsys Corporation
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                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                               ELECSYS CORPORATION
                             15301 WEST 109TH STREET
                              LENEXA, KANSAS 66219

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 9, 2003

     You are invited to attend the annual meeting of the stockholders of Elecsys
Corporation (the "Company"), which will be held at the Lenexa Conference Center,
11184 Lackman Road, Lenexa, Kansas on Tuesday, September 9, 2003, commencing at
2:00 p.m. local time, to consider and act upon the following matters and such other business as may properly come before the meeting or any adjournment of the meeting:

     1.   The election of one (1) Class I Director to serve for a term of three years expiring in 2006 and the election of one (1) Class II Director to serve for a term of one year expiring in 2004;

     2.   The ratification of the Board of Directors' appointment of Ernst &
          Young LLP as independent public accountants of the Company.

     Holders of record of the outstanding common stock of the Company at the close of business on July 15, 2003 are entitled to vote at the meeting or any adjournment of the meeting.

                                       By Order of the Board of Directors,

                                        /s/ Todd A. Daniels

                                       Todd A. Daniels
                                       Secretary

Lenexa, Kansas
August 8, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE
ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR SHARES
CANNOT BE VOTED UNLESS YOU SIGN AND RETURN A PROXY OR VOTE BY BALLOT AT THE
MEETING.

                               ELECSYS CORPORATION
                             15301 West 109th Street
                              Lenexa, Kansas 66219

                                 PROXY STATEMENT

                               GENERAL INFORMATION

Solicitation and Revocability of Proxies

     The enclosed proxy is being solicited on behalf of the Board of Directors of Elecsys Corporation for use at the annual meeting of the stockholders to be held on September 9, 2003, or at any adjournment thereof, at 2:00 p.m. local time, at the Lenexa Conference Center, 11184 Lackman Road, Lenexa, Kansas. Any
proxy given does not affect the right to vote in person at the annual meeting and may be revoked at any time before it is exercised by notifying Todd A.
Daniels, Secretary, by mail, telegram or facsimile, or by appearing at the annual meeting in person and casting a ballot. This proxy statement and the proxy were first mailed to stockholders on or about August 8, 2003.

     All expenses of solicitation will be borne by the Company. In addition to solicitations by mail, employees and directors of the Company may solicit proxies in person or by telephone. We do not expect to pay any compensation for the solicitation of proxies.

Voting Procedures

     Shares represented by a properly signed proxy received pursuant to this solicitation will be voted in accordance with instructions thereon. If the proxy is properly signed and returned and no instructions are given on the proxy with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the annual meeting or any adjournment thereof: (i) for the election, as directors of the Company, of the nominees named in this proxy, and
(ii) for the ratification of the appointment of Ernst & Young LLP as independent public accountants of the Company. Each of the nominees hereinafter named has indicated his willingness to serve if elected, and it is not anticipated that either of them will become unavailable for election. However, if any of the nominees should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such substituted nominee(s) as the Board of Directors may name.

     The enclosed proxy confers discretionary authority to the proxyholders to vote on any other business that may properly come before the annual meeting or any adjournment thereof. The Board of Directors is not aware of any other business, other than those matters described in this proxy statement and except for matters incident to the conduct of the annual meeting, to be presented for action at the annual meeting and does not itself

intend to present any such other business. However, if any such other business does come before the annual meeting or any adjournment thereof, shares represented by proxies properly signed and returned pursuant to this solicitation will be voted in the discretion of the Board of Directors.

     The two nominees for director receiving the greatest number of votes at the annual meeting will be elected as directors. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. The ratification of the appointment of independent public accountants requires the affirmative vote of a majority of shares present in person or represented by proxy and that voted on the matter. For purposes of determining the outcome of the vote on the appointment of accountants, an instruction to "abstain" from voting on a proposal will have the impact of a "NO" vote. "Broker non-votes,"
that occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in person or represented by proxy. They will have no impact on the vote to ratify the appointment of accountants.

     Only holders of common stock of the Company of record as of the close of business on July 15, 2003, are entitled to vote at the annual meeting. At the close of business on that date, 2,791,331 shares of common stock were issued and outstanding. Holders of common stock are entitled to one vote per share held on the record date. Shares cannot be voted at the annual meeting unless the record owner is present in person or represented by proxy.

                               SECURITY OWNERSHIP

Stock Ownership of Principal Stockholders and Management

     The following table sets forth the beneficial ownership of shares of the
Company's common stock as of June 30, 2003, by (i) the stockholders known by the
Company to own beneficially more than 5% of the common stock, (ii) each director of the Company who owns beneficially any common stock, (iii) each executive officer named in the "Summary Compensation Table," and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the
Company believes that those stockholders listed below have sole voting and investment power with respect to the common stock indicated as beneficially owned by them.

                                                   Amount and Nature of
                                                     Beneficial Owner              Percent
Name and Address of Beneficial Owner                       (1)                     of Class
-----------------------------------------------------------------------------------------------
KCEP Ventures II, L.P.                                   503,115          (2)       18.0%
  233 West 47th Street
  Kansas City, MO  64112

David J. Schulte                                         503,115          (3)       18.0%

Robert D. Taylor                                         147,300          (4)        5.3%

Karl Gemperli                                            129,335          (5)        4.6%

Michael J. Meyer                                          63,500          (6)        2.3%

A. Kyle Reinoehl                                          16,667          (7)         *

Michael D. Morgan                                         11,667          (8)         *

All directors and officers as a group (7 persons)        880,255          (9)       31.5%

*    Less than 1%.
(1)  Pursuant to the rules of the Securities and Exchange Commission ("SEC"), shares of common stock of the Company that an individual or a group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(2)  According to a Schedule 13G filed as of February 16, 2000, KCEP Ventures
II, L.P. ("KCEP") reported beneficial ownership as to 410,715 shares of common stock of the Company held as of February 16, 2000. During the fiscal year 2002, a modification to the Convertible Subordinated Debenture increased the number of exercisable shares that could be acquired hereunder to 259,067 due to the lowering of the exercise price to $1.93 per share. As of the record date, the total beneficial ownership of KCEP is 503,115, which is made up of the following: (i) 198,413 shares of common stock are owned of record by KCEP, (ii)
259,067 shares of common stock are issuable upon the conversion of the $500,000 principal amount Convertible Subordinated Debenture issued to KCEP, and (iii)
45,635 shares of common stock are issuable upon the exercise of a warrant issued to KCEP.
(3)  Mr. Schulte is a Partner and Managing Director of KCEP which owns 503,115 shares of common stock of the Company. Mr. Schulte in his capacity as a managing director of KCEP may be deemed to own these shares. Mr. Schulte disclaims beneficial ownership of these shares.
(4)  Includes presently exercisable options to purchase 5,000 shares of common stock of the Company.
(5)  Includes presently exercisable options to purchase 41,667 shares of common stock of the Company.

(6)  Includes presently exercisable options to purchase 40,000 shares of common stock of the Company.
(7)  Includes presently exercisable options to purchase 16,667 shares of common stock of the Company.
(8)  Includes presently exercisable options to purchase 10,667 shares of common stock of the Company.
(9)  Includes presently exercisable options to purchase 117,335 shares of common stock of the Company held by executive officers and directors as a group,
259,067 shares of common stock issuable to KCEP on the Convertible Subordinated
Debenture and 45,635 shares of common stock issuable on the exercise of a warrant issued to KCEP both as more thoroughly described in footnote (2).

Section 16(a) Beneficial Ownership Reporting Compliance

     To the Company's knowledge, based solely on review of copies of reports filed with the Securities and Exchange Commission and written representations that no other reports were required during the fiscal year ending April 30,
2003, all Section 16(a) filing requirements applicable to the officers, directors and beneficial owners of more than 10 percent of the Company's equity securities were complied with on a timely basis.

                            I. ELECTION OF DIRECTORS

     The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The terms of the director of Class I expire with this annual meeting. The Class II directors will serve until the 2004 annual meeting of Stockholders and the Class III director until 2005.

                             NOMINEES FOR DIRECTORS

The following information is given with respect to the nominees for election.

Class I - Term to Expire in 2006

Robert D. Taylor, age 56, has served as a director of the Company since
September 1994. Mr. Taylor is President and Chief Executive Officer of Executive
AirShare Corporation. Executive AirShare Corporation charters, sells and operates fractional turboprop aircraft from its locations in Wichita, Kansas and
Kansas City, Missouri. Since October 1995, Mr. Taylor also owns and is President of Taylor Financial, a consulting and investment firm based in Wichita, Kansas.
Since 1996, Mr. Taylor has served as director of Commercial Federal Corporation, parent company of Commercial Federal Bank, a federal savings bank headquartered in Omaha, Nebraska. He also serves as a director on the Board of Stockade
Companies, Inc., of Hutchinson, Kansas, an 80-unit family restaurant chain and as an Executive Committee Member on the Advisory Board for the University of
Kansas Business School. Mr. Taylor serves on the Company's Compensation and
Audit Committees.

Class II - Term to Expire in 2004

Karl B. Gemperli, age 39, is the Company's President and Chief Executive
Officer. He has also served as President and Chief Executive Officer of DCI,
Inc., the Company's operating subsidiary, since February 2000. Prior to joining the Company, Mr. Gemperli was an information systems consultant for Catalyst
Software, last serving as Midwest Regional Manager from March 1999 to January
2000. From March 1997 to March 1999, Mr. Gemperli was an employee of the
Company, serving as Vice President of Manufacturing. Prior to joining the
Company, Mr. Gemperli was an employee of Goodrich Aerospace for more than eight years. Mr. Gemperli has over 18 years of electronic manufacturing and management experience as well as a Bachelor's degree in Aeronautical Engineering from the
Massachusetts Institute of Technology and a Master's degree in Manufacturing
Engineering from Boston University.

The Board of Directors recommends that the stockholders vote FOR the election of
Mr. Taylor and Mr. Gemperli.

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

The following information is given with respect to the Class II and III directors who will continue to serve as a director of the Company until the 2004 and 2005 annual meeting of Stockholders, respectively.

Class II - Term Expiring in 2004

Michael J. Meyer, age 47, has served as a director of the Company since its organization in May 1991, as its Chairman until March 7, 1995 and again from
October 2001 to the present, and as its President from its formation in May 1991 through September 1991. Mr. Meyer is President of Merit Capital & Management,
Inc., an advisory firm engaged in providing interim management, capital raising, and acquisition advisory services to growth-oriented and troubled public and private companies, which he formed in May 1998. From August 1996 to May 1998,
Mr. Meyer was Co-Manager of Holden Capital Advisors, LLC, and prior to that was a Senior Vice President with George K. Baum & Company, an investment banking firm. Mr. Meyer, a certified public accountant, is a member of the Company's
Compensation Committee.

Class III - Term to Expire in 2005

David J. Schulte, age 42, has served as a director of the Company since February
2000. Since November 1994, Mr. Schulte has been a Managing Director of Kansas
City Equity Partners, a private equity firm. Mr. Schulte is a member of the
Missouri Bar, the AICPA, and the AIMR. Mr. Schulte also serves on the Board of
Directors of Inergy, L.P. Mr. Schulte serves on the Company's Audit Committee.

Committees and Director Meetings

     The Board of Directors has an Audit Committee and a Compensation Committee.
Stockholders wishing to submit the name of a candidate for the Board of
Directors should submit the recommendation, along with biographical information, to the Secretary of the Company.

     The Audit Committee's responsibilities include: (i) retaining and compensating the public accounting firm to be engaged to audit the Company; and
(ii) reviewing with the independent accountants the Company's quarterly results, the plan for, and results of, the auditing engagement, and the Company's internal accounting controls. In June 2003, the Board of Directors revised the previously adopted charter for the Audit Committee which is attached hereto as
Annex A. The Audit Committee held seven meetings during fiscal year 2003. Mr.
Schulte and Mr. Taylor comprise the Audit Committee and are independent (as defined in Section 121(A) of the listing standards of the American Stock
Exchange).

     The Compensation Committee met twice during the last fiscal year and is comprised of Mr. Taylor and Mr. Meyer. The Compensation Committee has been given the responsibility of setting and administering the policies governing the annual compensation of the Company's executive officers, as well as the
Company's benefit plans other than the Elecsys Corporation Stock Option Plan.
The entire Board administers the Elecsys Corporation Stock Option Plan.

     The Board of Directors held twelve meetings during the fiscal year ended
April 30, 2003. During such fiscal year, each director attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees on which the director served.

Report of the Audit Committee

     The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61,
Communication with Audit Committees. The Audit Committee has received the written disclosures and letter required by Independence Standards Board Standard
No. 1 from the independent auditor and has discussed with the auditor the auditor's independence. The Audit Committee has considered whether the provision of the non-audit services rendered by the Company's principal accountant are compatible with maintaining the principal accountant's independence. Pursuant to its review, the Audit Committee approved and authorized the Board of Directors to include the audited financial statements in the Company's Annual Report on
Form 10-KSB for the last fiscal year for filing with the Securities and Exchange
Commission.

                                       Robert D. Taylor, Chairman
                                       David J. Schulte
                                       Audit Committee of the Board of Directors

Current Auditor Information

     Ernst & Young LLP has served as independent auditors of the Company and has audited the financial statements of the Company since its organization in 1991.
The Audit Committee intends to reappoint Ernst & Young LLP as independent auditors for the fiscal year ending April 30, 2004, subject to ratification by the stockholders at the Meeting.

Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for the years ended April 30, 2003 and 2002 and for the reviews of the financial statements included in the quarterly reports on Form 10-QSB for the fiscal years 2003 and
2002 were $68,225 and $85,895, respectively.

Audit Related Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for audit related services for the year ended
April 30, 2003 were $17,025. Audit related services include fees for work on SEC registration statements and filings, consents and acquisition related services.
There were no such fees in fiscal 2002.

Tax Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for tax fees for the fiscal years ended April 30, 2003 and
2002 were $25,410 and $16,610, respectively.

All Other Fees. The aggregate fees billed by Ernst & Young LLP for services rendered to the Company, other than the services described above under "Audit
Fees," "Audit Related Fees," and "Tax Fees," for the fiscal years ended April
30, 2003 and 2002 were $0 and $16,650, respectively.

Director Compensation

     Each director, who is not a salaried employee of the Company or otherwise compensated by the Company pursuant to any management contract or otherwise, is paid an annual retainer of $9,000 plus a fee of $250 for each regular, special and committee meeting attended. An additional annual retainer of $3,000 is paid to the Audit Committee Chairman and an additional annual retainer of $9,000 is paid to the Chairman of the Board. The Chairman is also eligible to participate in the Company's health, dental and life insurance plans with equivalent terms of coverage, contribution and deductibles as the Chief Executive Officer of the
Company.

     On July 21, 2003, the Company amended the Management Advisory Agreement with Merit Capital & Management, Inc. ("Merit") effective October 31, 2003. The original agreement was entered into on November 1, 1999 and the President of
Merit is Michael J. Meyer, Chairman of the Board of the Company. Pursuant to the
terms of this agreement, the Company agreed to pay Merit: (i) an advisory fee of
$18,000 on January

3, 2000 for work relating to the completion and integration of the DCI, Inc.
acquisition and associated financial transactions, and (ii) $6,000 per month beginning on February 1, 2000 through November 1, 2001. The agreement was modified in October 2001 to establish monthly compensation at $6,500, and has been further amended so that, effective October 31, 2003, Merit will receive no monthly compensation.

Executive Compensation

     The following table sets forth information concerning cash and non-cash compensation paid to, or accrued for the benefit of, the Company's officers
("Named Executive Officers") for all services rendered in all capacities to the
Company for the fiscal years ended April 30, 2003, 2002 and 2001.

                           Summary Compensation Table
                                                                                  Long Term
                                            Annual Compensation                  Compensation
                                                                             ---------------------
                                                            Other Annual     Securities Underlying   All Other Compensation
Name and Principal Position      Year    Salary    Bonus   Compensation (1)     Options/SARs (#)              (2)
---------------------------------------------------------------------------------------------------------------------------
Michael J. Meyer (3)             2003   $ 78,000  $22,000       $    -              15,000                  $    -
  Chairman and Acting Chief      2002   $ 75,000  $     -       $    -              20,000                  $    -
  Executive Officer              2001   $ 72,000  $     -       $    -                   -                  $    -

Karl B. Gemperli (4)             2003   $140,004  $44,364       $    -              15,000                  $4,200
  President and Chief            2002   $140,004  $     -       $    -              35,000                  $2,100
  Executive Officer, DCI, Inc.   2001   $140,004  $     -       $    -                   -                  $  726

A. Kyle Reinoehl (5)             2003   $118,000  $11,990       $5,400              10,000                  $3,540
  Vice President-Business        2002   $116,000  $ 5,000       $5,400              20,000                  $1,740
  Development, DCI, Inc.         2001   $  9,583  $     -       $    -              15,000                  $    -

Michael D. Morgan                2003   $ 94,999  $26,378       $    -              11,000                  $2,850
  Vice President-Manufacturing,  2002   $ 94,995  $     -       $    -              29,000                  $2,850
  DCI, Inc.                      2001   $ 87,500  $     -       $    -               1,000                  $1,973

(1)  Includes $5,400 for an automobile allowance for Mr. Reinoehl.
(2)  Consists of Company matching contributions made on behalf of the Named
Executive Officers under the Company's 401(k) Savings Plan.
(3)  In 2003, the Company paid Merit Capital & Management ("Merit") $6,500 per month as part of a Management Advisory Agreement. Mr. Meyer is President of
Merit. The agreement is further described within this proxy statement. Effective
July 21, 2003, Mr. Meyer is no longer the Acting Chief Executive Officer of the
Company.
(4)  Mr. Gemperli was appointed on July 21, 2003 as the Company's President and
Chief Executive Officer.
(5)  Mr. Reinoehl joined the Company in March 2001.

Stock Options

     The following table sets forth information concerning stock option grants made to the Named Executive Officers in the fiscal year ended April 30, 2003.

                        Option Grants In Last Fiscal Year
                                              % of Total
                                                Options
                     Number of Securities     Granted to
                      Underlying Options     Employees in    Exercise Price
Name                      Granted (#)         Fiscal Year        ($/sh)       Expiration Date
------------------------------------------------------------------------------------------------
Michael J. Meyer            15,000               19.7%           $ 1.25          12/2/2012
Karl B. Gemperli            15,000               19.7%           $ 1.25          12/2/2012
A. Kyle Reinoehl            10,000               13.2%           $ 1.25          12/2/2012
Michael D. Morgan           11,000               14.5%           $ 1.25          12/2/2012

     The following table sets forth information concerning stock options exercised by the Named Executive Officers during the fiscal year ended April 30,
2003, and the number of shares and the value of options outstanding as of April
30, 2003, for each Named Executive Officer.

       Aggregate Option Excercises and Option Values as of April 30, 2003
                                                           Number of Securities           Value of Unexercised In-the-
                                                      Unexercised Options at 4/30/03         Money Options at 4/30/03
                                                                   (#)                                 ($) (1)
                                                     -----------------------------------------------------------------
                        Shares Acquired      Value
Name                    on Exercise (#)    Realized   Exercisable     Unexercisable    Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------------
Michael J. Meyer               -              -          40,000             -             35,000            -
Karl B. Gemperli               -              -          41,667          58,333           11,667          38,333
A. Kyle Reinoehl               -              -          16,667          28,333           6,667           23,333
Michael D. Morgan              -              -          10,667          30,333           9,667           30,333

     (1)  Based on the closing price of the common stock on the American Stock
          Exchange of $1.58 per share on April 30, 2003, less the option exercise price if the exercise value of the option is less than the closing price.

                               EXECUTIVE OFFICERS

     The Company currently has two executive officers, Karl B. Gemperli,
President and Chief Executive Officer and Todd A. Daniels, who serves as the
Company's Chief Financial Officer. Mr. Gemperli and Mr. Daniels also serve as officers of DCI, Inc., the wholly-owned operating subsidiary of the Company. The executive officers of DCI, Inc. as well as certain biographical information about them are as follows:

Name                   Age     Position
-------------------    ---     -------------------------------------------------
Karl B. Gemperli       39      President and Chief Executive Officer, Elecsys
                                 Corporation and President and Chief Executive
                                 Officer, DCI, Inc.
A. Kyle Reinoehl       37      Vice President - Business Development, DCI, Inc.

                                       10

Michael D. Morgan      49      Vice President - Manufacturing, DCI, Inc.
Todd A. Daniels        35      Vice President and Chief Financial Officer, Elecsys
                                 Corporation and Vice President - Finance,
                                 DCI, Inc.

Karl B. Gemperli has served as President of DCI, Inc. since February 2000 and was promoted to President and Chief Executive Officer of the Company in July
2003. Prior to joining the Company, Mr. Gemperli was an information systems consultant for Catalyst Software, last serving as Midwest Regional Manager from
March 1999 to January 2000. From March 1997 to March 1999, Mr. Gemperli was an
employee of the Company, serving as Vice President of Manufacturing. Prior to joining the Company, Mr. Gemperli was an employee of Goodrich Aerospace for more than eight years. Mr. Gemperli has over 18 years of electronic manufacturing and management experience as well as a Bachelor's degree in Aeronautical Engineering from the Massachusetts Institute of Technology and a Master's degree in
Manufacturing Engineering from Boston University.

A. Kyle Reinoehl has served as Vice President-Business Development of DCI, Inc.
since March 2001. Prior to joining the Company, Mr. Reinoehl was an employee of
Future Electronics, an electronic component distributor based in Montreal,
Quebec, Canada. Mr. Reinoehl was with Future Electronics for 6 years, last serving as General Manager of the Kansas City division. Prior to that, Mr.
Reinoehl was an employee of Harmon Industries for 5 years.

Michael D. Morgan has served as Vice President-Manufacturing of DCI, Inc. since
March 2000. Prior to joining the Company, Mr. Morgan was an employee of Goodrich
Aerospace, Test Systems Division for more than eleven years, last serving as
Director of Manufacturing and prior to that was an employee of Kustom Signals for over eight years. Mr. Morgan has over 22 years of electronic manufacturing experience.

Todd A. Daniels joined the Company in April 2002 as Vice President-Finance of
DCI, Inc. and was promoted to Vice President and Chief Financial Officer of
Elecsys Corporation in October 2002. Prior to joining the Company, from May 2001 to April 2002, Mr. Daniels was Manager of Corporate Forecasting and Reporting
for EPIQ Systems, Inc., a developer of market-leading software solutions for workflow management and data communications infrastructure. From April 1998 to
May 2001, Mr. Daniels held various accounting and financial management positions with Honeywell International, Inc. and AlliedSignal, Inc. Mr. Daniels is a
Certified Public Accountant with over 13 years of public accounting and private industry accounting experience.

Equity Compensation Plan Information

     The following table sets forth (a) the number of securities to be issued upon exercise of outstanding options, warrants and rights, (b) the weighted average exercise price of outstanding options, warrants and rights and (c) the number of securities

                                       11

remaining available under equity compensation plans (excluding securities reflected in column (a)).

                                        (a)                 (b)                         (c)
                               Number of securities   Weighted-average
                                 to be issued upon        price of         Number of securities remaining
                                    exercise of         outstanding      available for future issuance under
                               outstanding options,  options, warrants     under equity compensation plans
Plan Category                   warrants and rights      and rights        (excluding those in column (a))
------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by stockholders              299,250              $1.28                      139,500

Equity compensation plans not
approved by stockholders                 -                   -                           -

Total                                 299,250              $1.28                      139,500

     The Elecsys Corporation Stock Option Plan is the Company's only equity compensation plan for purposes of the foregoing table.

               II. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors of the Company has appointed
Ernst & Young LLP as independent public accountants to audit and certify the
Company's financial statements for the fiscal year ending April 30, 2004, subject to ratification by the stockholders at the annual meeting.

     Ernst & Young LLP has examined the financial statements of the Company since the Company was organized in 1991. Representatives of Ernst & Young LLP will be present at the annual meeting, will be given the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of a majority of the shares present and entitled to vote at the annual meeting is required for the approval of this proposal to ratify the appointment. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the selection of independent public accountants.

     The Board of Directors recommends that the stockholders vote FOR the approval of the appointment of Ernst & Young LLP.

Stockholder Proposals for 2004 Annual Meeting

     Stockholder proposals to be considered for inclusion in the proxy statement and considered at the 2004 annual meeting of the Stockholders must be received by the Company no later than April 2, 2004. Any such proposals should be directed to the Secretary of the Company at 15301 West 109th Street, Lenexa,
Kansas 66219.

                                       12

     Proposals of Stockholders not intended for inclusion in the Company's 2004 proxy statement must be received by the Company in writing no later than June
16, 2004 in order to preclude the Company's use of its discretionary proxy voting authority if the proposal is raised at the 2004 annual meeting.

Financial Statements

     The Annual Report to Stockholders of the Company for the fiscal year ended
April 30, 2003, is enclosed with this proxy statement. The financial statements of the Company are set forth in that Annual Report.

Other Matters

     The Board of Directors is not aware of any matter that will be presented for action at the annual meeting other than the matters set forth herein. If other matters properly come before the meeting, it is intended that the holders of the proxies hereby solicited will vote thereon in accordance with their best judgment.

                                       By Order of the Board of Directors,

                                        /s/ Karl B. Gemperli

                                       Karl B. Gemperli
                                       President and Chief Executive Officer

                                       13

                                                                         ANNEX A

                             AUDIT COMMITTEE CHARTER

I.   ORGANIZATION

     There shall be a  committee  of the Board of  Directors  to be known as the
     Audit  Committee.  The  Audit  Committee  shall  consist  of  two  or  more directors, as determined by the Board of Directors, each of whom: (i) other than in their  capacity as a member of the Board of  Directors or any board committee  thereof  does not  accept  any  consulting,  advisory,  or other compensatory fee from the Company;  (ii) shall not be an affiliated  person of the Company or any of the Company's subsidiaries; and (iii) shall not be an officer or  employee  of the  Company  but shall be  independent  of the management of the Company and free of any relationship that, in the opinion of  the  Board  of  Directors,  would  interfere  with  their  exercise  of independent judgment as a committee member.

     A.   Definition of Independence

     The following persons are not considered independent:

     (1)  a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

     (2)  a director  who  accepts  compensation  from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than  compensation  for board service,  benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     (3)  a director who is a member of the  immediate  family of an  individual who is, or has been in any of the past three  years,  employed  by the
          Company or any of its  affiliates as an executive  officer.  Immediate family  includes  a  person's  spouse,  parents,  children,  siblings,
          mother-in-law,    father-in-law,    brother-in-law,     sister-in-law,
          son-in-law,  daughter-in-law,  and anyone who resides in such person's home;

     (4)  a director  who is a partner in, or a  controlling  stockholder  or an executive  officer of, any for-profit  business  organization to which the Company made, or from which the Company received,  payments (other
          than  those  arising   solely  from   investments   in  the  Company's
          securities) that exceed 5% of the Company's or business organization's consolidated  gross revenues for that year, or $200,000,  whichever is more, in any of the past three years; or

     (5)  a director who is employed as an executive of another entity where any of the  Company's  executives  serve  on  that  entity's  compensation committee.

     All  members of the Audit  Committee  shall be able to read and  understand fundamental  financial  statements,  including a company's  balance  sheet, income statement,  and cash flow statement at the time of their appointment to the Audit Committee.

     The  members  of the  Audit  Committee  shall be  elected  by the  Board of
     Directors  at the annual  meeting of the Board of Directors to serve a term of one (1)  year or  until  their

     successors shall be duly elected and qualified. The Board of Directors will appoint a Chair to preside at the Audit  Committee  meetings  and  schedule meetings as appropriate. In the determination of the Board of Directors, at least  one  individual  shall  meet  the  definition  of  "audit  committee financial  expert" as set forth in the  Sarbanes-Oxley  Act of 2002 and the rules promulgated thereunder.

     The Audit Committee shall be provided appropriate funding, as determined by the  Audit  Committee,  in its  capacity  as a  committee  of the  Board of
     Directors,  for the payment of (i) compensation to the independent auditors engaged  for the  purpose  of  preparing  or  issuing  an audit  report  or performing  other audit,  review or attest  services for the Company;  (ii)
     compensation  to  any  advisors  employed  by  the  Audit  Committee;   the
     employment of which the Audit Committee  determines  necessary to carry out its  duties;  and  (iii)  ordinary  administrative  expenses  of the  Audit
     Committee that are necessary or appropriate in carrying out its duties.

II.  PURPOSE

     The  primary  function  of the Audit  Committee  is to assist  the Board of
     Directors in fulfilling its oversight  responsibilities  by reviewing:  (i)
     the  financial  reports  and other  financial  information  provided by the
     Company to any governmental body or the public;  (ii) the Company's systems of internal controls  regarding finance,  accounting,  legal compliance and ethics that  management  and the Board of Directors  has  established;  and
     (iii) the Company's auditing,  accounting and financial reporting processes generally.  Consistent  with  this  function,  the Audit  Committee  should encourage continuous improvement of, and should foster compliance with, the
     Company's  policies,  procedures  and  practices  at all levels.  The Audit
     Committee's primary duties and responsibilities are as follows:

     •    To  serve  as an  independent  and  objective  party  to  monitor  the
          Company's financial reporting process and internal control system.

     •    To review and appraise the audit efforts of the Company's  independent auditors and internal auditing department.

     •    To  provide  an open  avenue of  communication  among the  independent auditors,  financial  and senior  management,  the  internal  auditing department, and the Board of Directors.

     The Audit  Committee  will  primarily  fulfill  these  responsibilities  by carrying out the activities enumerated in Section IV of this Charter.

III. MEETINGS

     The Audit  Committee  shall  meet as often as it  determines,  but not less frequently than  quarterly.  The Chair of the Audit Committee shall prepare or  approve  an agenda in  advance  of each  meeting.  The Chief  Executive
     Officer,  Chief Financial  Officer,  and a representative  from independent auditors may be invited to all meetings. Other

                                       2

     management  may be  invited  as  necessary.  Non-committee  members  may be excused  from  attendance  at any  meeting or portion of any meeting by the
     Chair.

     As part of its job to foster open communication, the Audit Committee should meet at least  annually with  management  and the  independent  auditors in separate  executive sessions to discuss any matter that the Audit Committee or  each of  these  groups  believes  should  be  discussed  privately.  In addition, the Audit Committee or its Chair should meet with the independent auditors  and  management  quarterly  to  review  the  Company's  financial statements and significant findings based upon the auditor's limited review procedures.

IV.  RESPONSIBILITIES

     To fulfill its duties and responsibilities the Audit Committee shall:

Review Procedures

     1.   Review and reassess the adequacy of this Charter at least annually.

     2.   Review the  Company's  financial  statements  prior to the  release of year-end earnings and the Company's audited financial statements prior to filing the Company's  Annual  Report on Form 10-KSB,  including the
          Company's  disclosures under "Management's  Discussion and Analysis of
          Financial Condition and Results of Operations."

     3.   Review the Company's  quarterly financial results prior to the release of quarterly earnings and the Company's  financial  statements,  after reviewed by outside auditors,  prior to filing the Company's Quarterly
          Report on Form  10-QSB,  including  the  Company's  disclosures  under
          "Management's  Discussion  and  Analysis of  Financial  Condition  and
          Results of Operations."

     4.   Review,  as  appropriate,  any other  material  financial  information
          submitted  to  any   governmental   or  public  body,   including  any
          certification,  report, opinion, or review rendered by the independent auditors.

Independent Auditors

     5.   Be directly responsible for the appointment,  compensation,  retention and oversight of the work performed by the independent  auditors.  The
          Audit  Committee  has the ultimate  authority  and  responsibility  to select,  evaluate,  determine  funding  for  and,  where  appropriate, replace  the  independent  auditors  (or to nominate  the  independent auditors  to  be  proposed  for  stockholder  approval  in  any  proxy statement). The independent auditors must report directly to the Audit
          Committee.

     6.   Consider  whether  the  engagement  of the  independent  auditors  for non-audit  services is compatible  with  maintaining  the  independent auditors' independence

                                       3

          and  review  the fees for such  services.  Approve,  in  advance,  any non-audit services.

     7.   Ensure  receipt  from the  independent  auditors  of a formal  written statement  delineating all  relationships  between the auditor and the
          Company, consistent with Independence Standards Board Standard No. 1.

     8.   Actively  engage in dialogue with the  independent  auditors and legal counsel with respect to any disclosed  relationships  or services that may  impact  the  objectivity  and  independence  of  the  independent auditors.  In  considering  independence,  the Audit  Committee  shall receive  confirmation  that the  independent  auditors are independent pursuant to Rule 2-01 of Regulation S-X.

     9.   Take, or recommend that the full Board of Directors take,  appropriate action to oversee the independence of the independent auditors.

     10.  Approve  fees and  other  significant  compensation  to be paid to the independent auditors.

     11.  Meet with the independent auditors to review the scope of the proposed audit for the current year, the audit  procedures to be utilized,  the location, reliance on management, and staffing for the audit.

     12.  Confirm  that the  audit  partners  of the  independent  auditors  are rotated in accordance with SEC requirements.

     13.  Assess the performance of the  independent  auditors and whether it is
          in  the  best  interest  of  the  Company  to  regularly   rotate  its
          independent auditors.

     14.  Review  the  experience  and  credentials  of the  senior  individuals working for the independent auditors on the Company's account.

     15.  Review the policies and  procedures of the  independent  auditors with respect to quality control.

     16.  Following  each audit by the  independent  auditors,  obtain  from the independent  auditors  assurance  that  Section  10A  of  the  Private
          Securities Litigation Reform Act of 1995 has not been implicated.

     17.  Following each audit by the independent  auditors,  discuss and review with the independent  auditors the report the independent auditors are required to provide the Audit  Committee  regarding:  (i) all critical accounting  policies and  practices to be used;  (ii) all  alternative treatments  within GAAP for policies and practices related to material
          items   that   have  been   discussed   with   management,   including
          ramifications  of  the  use  of  such   alternative   disclosures  and
          treatments and the treatment  preferred by the  independent  auditors;
          and  (iii)  other   material   written   communications   between  the
          independent auditors and the management.

                                       4

     18.  In connection  with the Company's  year-end  financials,  discuss with financial  management and the independent  auditors significant issues regarding accounting principles, practices and judgments and any items required to be communicated by the independent  auditors in accordance with Statement on Accounting Standards No. 61.

     19.  Review  any  opinions  of the  independent  auditors  that  management received on the  application of accounting  principles to a completed, proposed or hypothetical transaction pursuant to Statement on Auditing
          Standards  No. 50,  and  discuss  with  financial  management  and the independent auditors how the election of alternative methods permitted under GAAP would impact the financial statements.

     20.  Discuss and review with  management and the  independent  auditors any off-balance sheet arrangements, as well as their effect and the effect of emerging issues arising out of accounting and regulatory  proposals on the financial statements of the Company.

     21.  Discuss and review with  management and the  independent  auditors any non-GAAP  financial  measures  disclosed  by  the  Company,  the  most directly  comparable  GAAP  financial  measure and the  reconciliation between the two financial measures.

     22.  In connection  with the  Company's  interim  financials,  discuss with financial  management and independent auditors any significant changes to the Company's  accounting  principles  and any items required to be communicated by the independent  auditors in accordance with Statement on Accounting  Standards No. 71. The Chair of the Audit  Committee may
          represent  the entire Audit  Committee  for purposes of the  quarterly review and  communication.

     23.  Discuss and review with  management and the  independent  auditors any correspondence  with  the  American  Stock  Exchange  or  governmental
          agencies   concerning   material   issues  related  to  the  financial
          statements, audits or accounting policies of the Company.

     24.  Discuss and review with  management and the  independent  auditors any complaints by employees  involving  material  concerns  related to the financial statements, audits or accounting policies of the Company.

     25.  Consider  and  approve,  if  appropriate,  significant  changes to the
          Company's   auditing  and  accounting   principles  and  practices  as
          suggested by the independent auditors or management.

Improvement Process

     26.  Meet  periodically  with  management  to review  the  Company's  major financial risk exposure and the steps  management has taken to monitor and control such exposures.

                                       5

     27.  Establish  procedures for (i) the receipt,  retention and treatment of complaints  received by the  Company  regarding  accounting,  internal accounting  controls,  or auditing matters; and (ii) the confidential, anonymous  submission by employees of concerns regarding  questionable accounting or auditing matters.

Proxy Statement

     28.  Approve the report of the Audit Committee required by the rules of the
          SEC to be included in the Company's annual proxy statement.

     29.  Oversee the  publication of this Charter at least every three years in
          the  Company's   annual  proxy   statement  in  accordance   with  SEC
          regulations.

Miscellaneous

     30.  As  appropriate,  obtain  advice and  assistance  from outside  legal, accounting or other advisors.

     31.  Review  with  the  Company's  counsel  legal  matters  that may have a material impact on the financial statements,  the Company's compliance policies  related to  financial  matters and any  material  reports or
          inquiries   related  to  financial  matters  that  are  received  from regulators or governmental agencies.

     32.  Periodically  conduct  a  self-assessment  of  the  Audit  Committee's performance.

     33.  Although  it is  not  the  duty  of the  Audit  Committee  to  conduct investigations on behalf of the Company, it shall have the power to do so in connection with audit-related matters.

     34.  Perform  any  other  activities  consistent  with  this  Charter,  the
          Company's  Bylaws and  governing  law, as the Audit  Committee  or the
          Board of Directors deems necessary or appropriate.

While the Audit Committee has the  responsibilities and powers set forth in this
Charter,  it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's  financial  statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between  management and the  independent  auditors or to assure  compliance with laws and regulations.

                                               Adopted:  June 18, 2003

                                       6

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR EACH OF THE TWO PROPOSALS.

Either of said proxies present and acting at said meeting or any adjournment thereof shall have and may exercise all of the powers of either said proxies.
The undersigned hereby ratifies and confirms that all said proxies, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges, receipt of the notice of said meeting and the Proxy Statement accompanying it.

                                       Dated:                             , 2003
                                             -----------------------------

                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Signature

                                       Please insert date of signing and sign
                                       exactly as name appears on your stock
                                       certificate. If signing as attorney,
                                       administrator, executor, trustee or
                                       guardian, give full title as such.

                          A New Way to Vote your Proxy
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  TELEPHONE                                   OR                 MAIL
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o    Use any touch-tone telephone.                 o   Mark, sign and date the proxy.
o    Have this proxy form in hand.                     card on the reverse side.
o    Enter the Control Number located              o   Detach the proxy card.
     on the reverse bottom of this card.           o   Return the proxy card in the
o    Follow the simple recorded instructions.          postage-paid envelope provided.

PROXY
                               ELECSYS CORPORATION
                    15301 WEST 109TH STREET, LENEXA, KS 66219
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
             THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 9, 2003
        The Board of Directors recommends a vote for the two proposals.
The undersigned hereby appoints Michael J. Meyer and Karl B. Gemperli, or each of them, or their designees, each with full power of substitution, as lawful proxies to represent and vote all of the shares of Common Stock which the undersigned is entitled to vote at the annual meeting of the stockholders of the
Company to be held at the Lenexa Conference Center, 11184 Lackman Road, Lenexa,
Kansas on Tuesday, September 9, 2003, commencing at 2:00 p.m., local time on that day, and at any adjournment thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following matters and, in their discretion upon any other matters that may properly come before the meeting:

1.   Approval of the election of:
     (01)  Robert D. Taylor as a Class I Director to serve for a term of three years expiring in 2006.
     | |  FOR                                            | |  WITHHOLD AUTHORITY
     (02)  Karl B. Gemperli as a Class II Director to serve for a term of one year expiring in 2004.
     | |  FOR                                            | |  WITHHOLD AUTHORITY

2.   Ratification of the appointment of Ernst & Young LLP as independent public accountants of the Company.
     | |  FOR                | |  AGAINST                | |  ABSTAIN